Form of Warrant

NO WARRANT MAY BE EXERCISED PRIOR TO A REGISTRATION STATEMENT COVERING THE SHARES OF COMMON STOCK UNDERLYING THE WARRANTS BEING DECLARED EFFECTIVE BY THE SECURITIES AND EXCHANGE COMMISSION, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. UNLESS OTHERWISE PROVIDED HEREIN, THE FILING OF ANY SUCH REGISTRATION STATEMENT SHALL BE AT THE SOLE DISCRETION OF THE COMPANY. THE WARRANTS MAY ONLY BE EXERCISED IN THOSE STATES IN WHICH IT IS LEGALLY PERMISSIBLE TO DO SO.

QI SYSTEMS INC.
(Incorporated Under the Laws of British Columbia)

WARRANT NUMBER	NUMBER OF WARRANTS
WA-_____	_____________
_________ Warrants to Purchase Common Stock

CERTIFICATE FOR WARRANTS TO PURCHASE COMMON STOCK

This Warrant Certificate Certifies that      or registered assigns (the "Warrant Holder"), is the registered owner of the above indicated number of Warrants that are two (2) year Warrants. One (1) Warrant entitles the Warrant Holder to purchase one share of common stock (the " Common Stock"), $0.001 par value (the "Share" or "Shares"), from the Company at a purchase price of $0.20 per share of Common Stock (the "Exercise Price").

Upon surrender of this Warrant Certificate with the exercise form hereon duly completed and executed with payment of the Exercise Price at the office of the Company's Transfer Agent, or its successors or assigns (the "Warrant Agent"), subject to the conditions set forth herein and in a Warrant Agreement between the Company and the Warrant Agent, which Warrant Agreement is incorporated herein by this reference.

The Exercise Price, the number of Shares purchasable upon exercise of each Warrant, the number of Warrants outstanding and the Expiration Date are subject to adjustments upon the occurrence of certain events enumerated in the Warrant Agreement between the Company and the Warrant Agent, to which this Warrant Certificate to the end of this Warrant Certificate.

The Warrant Holder may exercise all or any number of Warrants. Reference is hereby made to the provisions of the Warrant Agreement, all of which are incorporated by reference in and made a part of this Warrant Certificate.

Upon due presentment for transfer of this Warrant Certificate at the office of the Warrant Agent, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants, subject to any adjustments made in accordance with the provisions of the Warrant Agreement, shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, upon payment of any applicable transfer fee to the Warrant Agent and any tax or governmental charge imposed in connection with such transfer.

The Warrant Holder of the Warrants evidenced by this Warrant Certificate may exercise all during the Exercise Period and in the manner stated hereon. The Exercise Price shall be payable in lawful money of the United States of America and in cash or by certified or bank cashier's check or bank draft payable to the order of the Company. If upon exercise of any Warrants evidenced by this Warrant Certificate the number of Warrants exercised shall be less than the total number of Warrants so evidenced, there shall be issued to the Warrant Holder a new Warrant Certificate evidencing the number of Warrants not so exercised. No fractional shares may be purchased.

No Warrant may be exercised after 5:00 p.m. Central Standard Time on the Expiration Date and any Warrant not exercised by such time shall expire and become void unless extended by the Company.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its President.

Dated:

QI SYSTEMS INC.

By
Steven R. Garman, President and CEO

COUNTERSIGNED AND REGISTERED:

By

WARRANT EXERCISE FORM

The undersigned Warrant Holder hereby elects to exercise warrants to purchase a total of ____________ Shares of the Common Stock of QI SYSTEMS, INC., a British Columbia corporation (the “Company”), in accordance with the Warrant Certificate and the Warrant Agreement of the Company.

Simultaneous with the surrender of this Warrant Exercise Form, the undersigned hereby tenders to the Warrant Agent the sum of $___________, representing the full Exercise Price for the above-referenced Warrant Shares.

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